Exhibit 10.0


                      STOCK PURCHASE AND EXCHANGE AGREEMENT


     THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into this 19th day of July, 1999, by and among HomeSmart.com, Inc., a Colorado corporation (hereinafter referred to as the "Company"), on the one hand, and HomeSmartUSA, Inc, a Colorado corporation (hereinafter referred to as HomeSmartUSA"), and Rico Adamo, Tim Bolin, Gordon and Joan Bourne, John Bowen, Jared Brandt, William Brody, Rob Burriesci, John Coombs, Ray Daddario, Susan Evans, Jamie Farrell, Paul Gienger, Lou Getman, Dina Guillen, A.L. Hamilton, Rosalie Hamilton, John Hertle, Jim Howeson, Elise Jackson, Bill Karr, John Kuntz, Dave Leonhard, Alma Lynch, Jim Murphy, Tony Nanci, Marion Pollard, Brent Powell, Patrick Shannahan, Linda Shuls, Linda Shuls, as trustee for HomeSmart agents, Doug Spring, Mike Stafford, Bev Waters, Bruce Waters, Mike Wilcox, Brandon Wilson, John Wilson, Warren Wilson and Sharon Yofan (hereinafter referred to, collectively, as the "Purchasers"), on the other hand.


                                    RECITALS:

     WHEREAS, the Company desires to issue, sell and deliver to the Purchasers, and the Purchasers desire to purchase, acquire and receive from the Company, an aggregate of 16,385,000 authorized and unissued shares of common stock, no par value per share (the "HomeSmart.com Common Shares"), of the Company in consideration of the exchange therefor of all 16,385,000 issued and outstanding shares of common stock, no par value per share (the "HomeSmartUSA Common Shares"), of HomeSmartUSA, representing 100% of the issued and outstanding HomeSmartUSA Common Shares, which are owned of record, collectively, by the Purchasers, on the terms and subject to the conditions set forth herein.

     WHEREAS, the parties hereto intend that the issuance, sale and delivery of 16,385,000 HomeSmart.com Common Shares in consideration of the exchange therefor of all 16,385,000 HomeSmartUSA Common Shares, shall qualify as a "tax-free" reorganization as contemplated by the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:


                                    ARTICLE 1
                      ISSUANCE, SALE AND PURCHASE OF SHARES
                      -------------------------------------

     At the Closing, as defined and to be held in accordance with the provisions of Article 2 below, the Company agrees to issue, sell and deliver a total of 16,385,000 HomeSmart.com Common Shares to the Purchasers and the Purchasers agree, severally and not jointly, to purchase, acquire and receive said aggregate number of HomeSmart.com Common Shares from the Company. In consideration for the issuance and sale of said 16,385,000 HomeSmart.com Common Shares to the Purchasers pursuant to the provisions of this Agreement, and as payment in full of the purchase price for the said HomeSmart.com Common Shares to be issued and sold to, and purchased and acquired by, each of them pursuant to the provisions of this Agreement, at the Closing each Purchaser shall sell, assign, transfer, convey and deliver to the Company the stock certificates, duly executed, endorsed and/or authenticated for transfer to the Company, evidencing that respective number of HomeSmartUSA Common Shares owned of record and beneficially by each which is set forth opposite his, her or their name(s) on Exhibit A attached hereto and incorporated herein by this reference.

                                    ARTICLE 2
                                     CLOSING
                                     -------

     The consummation of the issuance and sale to and purchase and acquisition by the Purchasers of the HomeSmart.com Common Shares (hereinafter referred to as the "Closing") shall occur at the offices of the Company, 2976 Alhambra Drive, Cameron Park, California 95682, at 1:00 p.m., Pacific Daylight Time, on July 21, 1999, or at such other place and/or on such other date not later than August 21, 1999, as the parties may agree upon in writing (hereinafter referred to as the "Closing Date"). If the Closing fails to occur by July 21, 1999, or by such later date to which the Closing may be extended as provided hereinabove, then this Agreement shall automatically terminate, all parties shall pay their own expenses incurred in connection herewith and no party hereto shall have any further obligations hereunder; provided, however, that no such termination shall constitute a waiver by any party or parties which is not in default of any of his, her or their respective representations, warranties or covenants herein, of any rights or remedies he, she or they might have at law if any other party or parties are in default of any of his, her or their respective representations, warranties or covenants under this Agreement.

     At or prior to the Closing, as conditions thereto,

     (a) The Company shall deliver, or cause to be delivered, to the Purchasers:

         (i) Newly-issued stock certificates representing such number of HomeSmart.com Common Shares set forth opposite the respective names of the Purchasers on Exhibit A which are being purchased and acquired for their respective accounts, in form and substance reasonably satisfactory to the Purchasers and their counsel.

         (ii) The certified resolutions of the Company's Board of Directors specified in Section 6.3 (a) below.

         (iii) The certificate of the Company specified in Section 6.3 (b) below.

         (iv) The opinion letter of the Company's counsel specified in Section
6.3 (c) below in the form attached hereto as Exhibit B and incorporated herein by this reference.

         (v) The letter of resignation of the current director and officer of the Company specified in Section 7.3 (d) below.

     (b) The Purchasers shall deliver to the Company:

         (i) The stock certificate(s) evidencing such number of HomeSmartUSA Common Shares owned of record and beneficially by each Purchaser as set forth opposite his, her or their respective name(s) on Exhibit A which are being sold, assigned, transferred and conveyed to the Company, duly executed, endorsed and/or authenticated for transfer to the Company.

         (ii) The certified resolutions of the HomeSmart's Board of Directors specified in Section 6.4 (a) below.

         (ii) The certificate of HomeSmartUSA and the Purchasers specified in
Section 6.4 (b) below.

         (iii) The opinion letter of counsel to the Purchasers specified in
Section 6.4 (c) below in the form attached hereto as Exhibit C and incorporated herein by this reference.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     The Company hereby represents and warrants to HomeSmartUSA and the Purchasers, and each of them, as follows (it being acknowledged that HomeSmartUSA and the Purchasers are entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of HomeSmartUSA and the Purchasers hereunder):

     3.1 Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon the Company. The Company has all requisite corporate power and authority to conduct its business as now being conducted and to own the intangible assets which it now owns. The Articles of Incorporation of the Company, certified by the Secretary of State of Colorado, and the Bylaws of the Company, certified by the President, who is also the Secretary, of the Company, which have been delivered to the Purchasers prior to the execution hereof, are true and complete copies thereof as in effect as of the date of this Agreement.

     3.2 Authorization. The Company has full power, legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; to issue, sell and deliver the HomeSmart.com Common Shares to the Purchasers; and to perform all of the obligations to be performed by the Company hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith by the Company have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company, which authorizations remain in full force and effect and have been duly executed and delivered by the Company, and no other corporate proceedings on the part of the Company are required to authorize the execution and delivery of this Agreement, such other agreements, documents and instruments and the transactions contemplated hereby. This Agreement and such other agreements, documents and instruments have been duly executed and delivered by the Company; constitute the legal, valid and binding obligation of the Company; and are enforceable with respect to the Company in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by the Company of any of the transactions contemplated hereby nor the compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any agreement, document, instrument or obligation (including, without limitation, any of the Company's charter documents) to which the Company is a party or by which the Company or any of the assets of the Company may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to the Company or any of the assets of the Company. To the best knowledge of the Company, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

     3.3 Capitalization.
         --------------

     (a) The authorized capital stock of the Company consists of 50,000,000 shares of common stock, no par value per share (defined above as the "HomeSmart.com Common Shares"), and 5,000,000 shares of preferred stock, no par value per share (hereinafter referred to as the "Preferred Shares"). At the date hereof, there are 2,600,000 HomeSmart.com Common Shares issued and outstanding, with no HomeSmart.com Common Shares held in the Company's treasury and no

Preferred Shares outstanding or held in the Company's treasury. All of the outstanding HomeSmart.com Common Shares have been duly authorized and validly issued and are fully-paid and nonassessable.

     (b) There are no warrants, options, calls, commitments or other rights to subscribe for or to purchase from the Company any capital stock of the Company, or any securities convertible into or exchangeable for any shares of capital stock of the Company or any other securities or agreement pursuant to which the Company is or may become obligated to issue any shares of capital stock, nor is there outstanding any commitment, obligation or agreement on the part of the Company to repurchase, redeem or otherwise acquire any of the outstanding HomeSmart.com Common Shares.

     (c) There currently are no rights, agreements or commitments of any character obligating the Company, contingently or otherwise, to register any shares of its capital stock under any applicable Federal or state securities laws.

     3.4 Financial Statements. Attached hereto as Exhibit D are true and complete copies of the unaudited balance sheets of the Company as of March 31, 1999 (the "Company Balance Sheet"), December 31, 1998, December 31, 1997 and December 31, 1996, the related statements of operations and shareholders' deficit for the three months and years then ended and for the period of July 14, 1995 (date of inception), to March 31 1999, and the related notes thereto which have been certified to by the President, who is also the Chief Financial Officer, of the Company. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "Company Financial Statements." The Company Financial Statements (i) are derived from the books and records of the Company, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of the Company, (ii) fairly and accurately present the financial condition of the Company on the respective dates of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto).

     3.5 Subsidiaries. The Company has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

     3.6 Absence of Undisclosed Liabilities. The Company has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of the Company.

     3.7 Absence of Certain Developments. Except as described on Exhibit E attached hereto and incorporated herein by this reference, there has been since the date of the Company Balance Sheet (i) no materially adverse change in the condition (financial or otherwise) of the Company or in the assets, business, operations or prospects of the Company; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to the HomeSmart.com Common Shares or redemption, purchase or other acquisition of any HomeSmart.com Common Shares or any split-up or other recapitalization relative to any HomeSmart.com Common Shares or any action authorizing or obligating the Company to do any of the foregoing; (iii) no loss, destruction or damage to any material asset of the Company; (iv) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by the Company otherwise than for fair value and in the ordinary course of business; (v) no payment by the Company of any obligation or liability (absolute or contingent) other than current liabilities incurred since the date thereof in the ordinary course of business; (vi) no sale, assignment or transfer by the Company of any of the intangible assets of the Company, cancellation by the Company of any debts, claims or obligations or waiver by the Company of any rights of value which, in any such case, is material to the business of the Company (whether or not in the ordinary course of business); (vii) no payment of any compensation to the sole officer and director of the Company, whether directly or by means of any bonus, pension plan, contract or commitment; (viii) no disposition or lapse of rights as to any intangible property which is material to the business of the Company; (ix) no loans or extensions of credit to shareholders or the sole officer and director of the Company; (x) no entry into any commitment or transaction by the Company (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $1,000; (xi) no issuance of any capital stock, or of any other security convertible into any of the capital stock, of the Company; and (xii) no agreement to do any of the things described in this Section 3.7.

     3.8 Tax Matters. Since inception, there have been no Federal, state, county or local tax returns required to have been filed by the Company in any jurisdiction where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to it. No amount is required to be reflected in the Company Balance Sheet as a liability or reserve for taxes which are due but not yet payable and, to the best knowledge of the Company, it has no accrued and unpaid Federal, state, county or local taxes.

     3.9 Contracts and Commitments. The Company has no contract, agreement, obligation or commitment, written or verbal, express or implied, which involves a commitment or liability in excess of $1,000 or for a term of more than six months, and no employee or consulting contracts, financing agreements, debtor or creditor arrangements, leases or bonus, health or stock option plans. The sole officer of the Company has no knowledge of any circumstances which would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. The Company has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

     3.10 No Pending Material Litigation or Proceedings. To the best knowledge of the Company, there are no actions, suits or proceedings pending, threatened against or affecting the Company at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting the sole officer and director of the Company in connection with the business, operations or affairs of the Company which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of the Company, or which might prevent the sale of the HomeSmart.com Common Shares pursuant to this Agreement. The Company has not, since inception, been threatened with any action, suit, proceeding or claim, nor has the Company been a party to or threatened with proceedings brought by or before any Federal or state agency. The Company is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not made an assignment for the benefit of creditors.

     3.11 Compliance with Laws. To the best knowledge of the Company, the Company holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, with respect to any part of the conduct of its business and corporate affairs.

     3.12 Brokerage. The Company has no obligation to any person or entity for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement, and the Company shall indemnify and hold the Purchasers, or any of them, harmless against any liability or expenses arising out of any such claim asserted against the Purchasers, or any of them, by any party.

     3.13 Investment Representation. The Company, through its officers, has the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the issuance and sale of the HomeSmart.com Common Shares in exchange and consideration for the HomeSmartUSA Common Shares as contemplated hereby. The Company shall conduct an independent review for the purpose of satisfying itself as to the truth, accuracy and completeness of the representations and warranties made by the Purchasers. The Company understands and acknowledges that the HomeSmartUSA Common Shares were originally issued to the Purchasers and will be sold and transferred to the Company in the transactions contemplated hereby without registration or qualification or other filings being made under the U.S. Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Company represents that the HomeSmartUSA Common Shares will be taken and received by the Company for its account for investment, with no present intention of a distribution or disposition thereof to others. The Company further acknowledges and agrees that the certificates representing the HomeSmartUSA Common Shares transferred to the Company shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

     3.14 Disclosure. Neither this Agreement, nor any certificate, exhibit or other written document or statement, furnished to the Purchasers by the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.


                                    ARTICLE 4
        REPRESENTATIONS AND WARRANTIES OF HOMESMARTUSA AND THE PURCHASERS
        -----------------------------------------------------------------

     Each of the Purchasers and HomeSmartUSA, severally and not jointly, hereby represents and warrants to the Company as follows (it being acknowledged that the Company is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Company hereunder):

     4.1 Authorization.

         (a) HomeSmartUSA has full power, legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; and to perform all of the obligations to be performed by HomeSmartUSA hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith by HomeSmartUSA have been effectively authorized by all necessary action, corporate or otherwise, on the part of HomeSmartUSA, which authorizations remain in full force and effect and have been duly executed and delivered by HomeSmartUSA and/or the Purchasers, and no other corporate proceedings on the part of HomeSmartUSA are required to authorize the execution and delivery of this Agreement, such other agreements, documents and instruments and the transactions contemplated hereby. This Agreement and such other agreements, documents and instruments have been duly executed and delivered by HomeSmartUSA; constitute the legal, valid and binding obligation of HomeSmartUSA; and are enforceable with respect to HomeSmartUSA in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by HomeSmartUSA of any of the transactions contemplated hereby nor the compliance by HomeSmartUSA with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of HomeSmartUSA's charter documents) to which HomeSmartUSA is a party or by which HomeSmartUSA or any of the assets or properties of HomeSmartUSA may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to HomeSmartUSA or any of the assets or properties of HomeSmartUSA. To the best knowledge of HomeSmartUSA and the Purchasers, no authorization, consent or approval of any public body or authority is necessary for the consummation by HomeSmartUSA of the transactions contemplated by this Agreement.

         (b) Each of the Purchasers has full power, legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; to sell, assign, transfer, convey and deliver the HomeSmartUSA Common Shares to the Company and to perform all of the obligations to be performed by them hereunder. This Agreement has been duly executed and delivered by each of the Purchasers, constitutes the legal, valid and binding obligation of each of the Purchasers and is enforceable with respect to each of the Purchasers in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement nor the consummation by the Purchasers of any of the transactions contemplated hereby, or compliance by the Purchasers with any of the provisions hereof, will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation to which any of the Purchasers are parties or by which any of the Purchasers or any of the assets or properties of any of the Purchasers may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to any of the Purchasers or any of the assets or properties of any of the Purchasers. To the best knowledge of the Purchasers, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Purchasers of the transactions contemplated by this Agreement.

     4.2 Ownership of HomeSmartUSA. The Purchasers together collectively own all 16,385,000 HomeSmartUSA Common Shares, constituting 100% of the issued and outstanding shares of capital stock of HomeSmartUSA, free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement or other encumbrance of any kind or nature whatsoever and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise. All of said 16,385,000 HomeSmartUSA Common Shares have been duly authorized and validly issued and are fully-paid and nonassessable. Except as set forth in this
Section 4.2, there are no warrants, options, calls, commitments or other rights to subscribe for or to purchase from HomeSmartUSA any capital stock of HomeSmartUSA or any securities convertible into or exchangeable for any shares of capital stock of HomeSmartUSA, or any other securities or agreement pursuant to which HomeSmartUSA is or may become obligated to issue any shares of its capital stock, nor is there outstanding any commitment, obligation or agreement on the part of HomeSmartUSA to repurchase, redeem or otherwise acquire any of the outstanding shares of HomeSmartUSA.

     4.3 Organization and Corporate Power. HomeSmartUSA is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon HomeSmartUSA. HomeSmartUSA has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The Articles of Incorporation of HomeSmartUSA, as amended to date, certified by the Secretary of State of Colorado, and the Bylaws of HomeSmartUSA, as amended to date, certified by the President and the Secretary of HomeSmartUSA, which have been delivered to the Company prior to the execution hereof, are true and complete copies thereof as in effect as of the date of this Agreement.

     4.4 Financial Statements. Attached hereto as Exhibit F is a true and complete copy of the unaudited balance sheet of HomeSmartUSA as of June 30, 1999 (the "HomeSmartUSA Balance Sheet"), the related unaudited statement of profit or loss for the period then ended and the related notes thereto, which have been certified to by the chief executive officer and the chief financial officer of HomeSmartUSA. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "HomeSmartUSA Financial Statements." The HomeSmartUSA Financial Statements (i) are derived from the books and records of HomeSmartUSA, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of HomeSmartUSA,
(ii) fairly and accurately present the financial condition of HomeSmartUSA on the respective dates of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and
(iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto).

     4.5 Subsidiaries. HomeSmartUSA has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

     4.6 Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the HomeSmartUSA Balance Sheet, and as to matters arising in the ordinary course of the business of HomeSmartUSA since the date of the HomeSmartUSA Balance Sheet which are disclosed on Exhibit G hereto, HomeSmartUSA has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of HomeSmartUSA.

     4.7 Absence of Certain Developments. Except as described on Exhibit G, since the date of the HomeSmartUSA Balance Sheet, there has been (i) no materially adverse change in the condition (financial or otherwise) of HomeSmartUSA or in the assets, liabilities, properties, business, operations or prospects of the corporation; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to the HomeSmartUSA Common Shares or redemption, purchase or other acquisition of any HomeSmartUSA Common Shares or any split-up or other recapitalization relative to any HomeSmartUSA

Common Shares or any action authorizing or obligating HomeSmartUSA to do any of the foregoing; (iii) no loss, destruction or damage to any material property or asset of HomeSmartUSA, whether or not insured; (iv) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by HomeSmartUSA otherwise than for fair value and in the ordinary course of business; (v) no discharge or satisfaction by HomeSmartUSA of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the HomeSmartUSA Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business; (vi) no sale, assignment or transfer by HomeSmartUSA of any of the tangible or intangible assets of the corporation, cancellation by HomeSmartUSA of any debts, claims or obligations, or mortgage, pledge, satisfaction of any assets to any lien, charge, security interest or other encumbrance or waiver by HomeSmartUSA of any rights of value which, in any such case, is material to the business of HomeSmartUSA (whether or not in the ordinary course of business); (vii) no payment of any bonus to or change in the compensation of any director, officer or employee of HomeSmartUSA, whether directly or by means of any bonus, pension plan, contract or commitment and no change in employee compensation, whether directly or by means of any bonus, pension plan, contract or commitment; (viii) no write-off or material reduction in the carrying value of any asset which is material to the business of HomeSmartUSA; (ix) no disposition or lapse of rights as to any intangible property which is material to the business of HomeSmartUSA; (x) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of HomeSmartUSA; (xi) no entry into any commitment or transaction by HomeSmartUSA (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $5,000.00;
(xii) no issuance of any capital stock, or of any other security convertible into any of the capital stock, of HomeSmartUSA; or (xiii) any agreement to do any of the things described in this Section 4.7.

     4.8 Real Property. Exhibit G attached hereto contains a complete and accurate legal description of each parcel of real property owned by, leased to and/or occupied by HomeSmartUSA, and HomeSmartUSA neither owns, leases nor occupies any other real property. The buildings and all fixtures and improvements located on such real property are in good operating condition, ordinary wear and tear excepted. HomeSmartUSA is not in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties, and HomeSmartUSA has not received any notice of violation with which it has not complied. HomeSmartUSA has, and on the Closing Date will have, good and marketable title to all such real property owned by HomeSmartUSA, free and clear of all liens, mortgages, encumbrances, easements, leases, restrictions and claims of any kin whatsoever except for (i) those matters shown on Exhibit G,
(ii) liens for taxes for the current year and tax assessments not yet due and payable and (iii) mechanics' or similar liens for materials or services furnished or to be furnished after the date hereof. All leases of real property to which HomeSmartUSA is a party and which are material to the business of HomeSmartUSA are fully effective in accordance with their respective terms and afford HomeSmartUSA peaceful and undisturbed possession of the subject matter of the lease, and there exists no default on the part of HomeSmartUSA or termination thereof, except as may be set forth on Exhibit G.

         4.9 Tangible Personal Property. Exhibit G sets forth a complete list of all items of tangible personal property owned or leased and used by HomeSmartUSA in the current conduct of its business where the original cost was in excess of $5,000.00. Except as set forth on Exhibit G, HomeSmartUSA has, and at the Closing will have, good and marketable title to, and be in possession of, all such items of personal property owned by it, free and clear of all title defects, mortgages, pledges, security interests, conditional sales agreements, liens, restrictions or encumbrances whatsoever. Included on Exhibit G is a list of all outstanding equipment leases and maintenance agreements to which HomeSmartUSA is a party as lessee and which individually provide for future lease payments in excess of $5,000.00, with the identities of the other parties to all such leases and agreements shown thereon. All leases of tangible personal property to which HomeSmartUSA is a party and which are material to the business of HomeSmartUSA are fully effective in accordance with their respective terms, and there exists no default on the part of HomeSmartUSA or termination thereof, except as may be set forth on Exhibit G. Each item of capital equipment which is used in the current conduct of HomeSmartUSA's business is, and on the Closing Date will be, in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of HomeSmartUSA's business and fit for its intended purposes, except as may be set forth on Exhibit G.

     4.10 Tax Matters. HomeSmartUSA has, since its inception, duly filed all Federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to HomeSmartUSA. Copies of all such tax returns have been furnished to the Company prior to the execution hereof. All Federal, state, county and local taxes, including but not limited to those taxes due with respect to HomeSmartUSA's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll and inventory due and payable as of the Closing by HomeSmartUSA have been paid. No amount is required to be reflected in the HomeSmartUSA Balance Sheet as a liability or reserve for taxes which are due but not yet payable are sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

     4.11 Contracts and Commitments. HomeSmartUSA has no contract, agreement, obligation or commitment, written or verbal, express or implied, which involves a commitment or liability in excess of $5,000.00 or for a term of more than six months, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases or bonus, health or stock option plans, except as described on Exhibit G. True and complete copies of all such contracts and other agreements listed on Exhibit G have been made available to the Company prior to the execution hereof. Neither HomeSmartUSA nor the Purchasers have any knowledge of any circumstances which would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. HomeSmartUSA and the Purchasers have performed and complied in all material respects with all obligations required to be performed by them to date under, and are not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

     4.12 Patents, Trade Secrets and Customer Lists. HomeSmartUSA does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of HomeSmartUSA except as set forth on Exhibit G hereto, nor does any present or former officer, director or employee of HomeSmartUSA own any patent rights relating to any products manufactured, rented or sold by HomeSmartUSA. Except as disclosed on Exhibit G, HomeSmartUSA has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by HomeSmartUSA, and the continued use thereof after the Closing by HomeSmartUSA and will not conflict with, infringe upon or otherwise violate any rights of others. Except as set forth on Exhibit G, HomeSmartUSA has not used and is not making use of any confidential information or trade secrets of any present or past employee of HomeSmartUSA.

     4.13 No Pending Material Litigation or Proceedings. Except as disclosed on Exhibit G, there are no actions, suits or proceedings pending or threatened against or affecting HomeSmartUSA (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of HomeSmartUSA in connection with the business, operations or affairs of HomeSmartUSA, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of HomeSmartUSA, or which might prevent the sale of the HomeSmartUSA Common Shares pursuant to this Agreement. Except as disclosed on Exhibit F HomeSmartUSA has not, since its inception on June 3, 1999, been threatened with any action suit, proceeding or claim (including actions, suits, proceedings or claims where its liabilities may be adequately covered by insurance) for personal injuries allegedly attributable to products sold or services performed by HomeSmartUSA asserting a particular defect or hazardous property in any of HomeSmartUSA's respective products, services or business practices or methods, nor has HomeSmartUSA been a party to or threatened with proceedings brought by or before any Federal or state agency; and the Company has no knowledge of any defect or hazardous property claimed or actual in any such product, service or business practice or method. HomeSmartUSA is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not made an assignment for the benefit of creditors.

     4.14 Insurance. HomeSmartUSA maintains insurance with reputable insurance companies on such of HomeSmartUSA's equipment, tools, machinery, inventory and properties as are usually insured by companies similarly situated and to the extent customarily insured, and maintain products and personal liability insurance, workers' compensation insurance and such other insurance against hazards, risks and liability to persons and property as is customary for companies similarly situated. A true and complete listing and general description of each of HomeSmartUSA's insurance policies as currently in force is set forth on Exhibit G hereto. All such insurance policies are, and at the Closing shall be, in full force and effect.

     4.15 Arrangements with Personnel. Except as set forth on Exhibit G hereto, no stockholder, director, officer or employee is presently a party to any transaction with HomeSmartUSA, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There is set forth on Exhibit G a list showing (i) the name, title, date and amount of last compensation increase, and aggregate compensation, including amounts paid or accrued pursuant to any bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement, of each officer, employee, agent or contractor of HomeSmartUSA whose salary and other compensation, in the aggregate, received from HomeSmartUSA or accrued is at an annual rate (or aggregated for the most recently completed fiscal year) in excess of $5,000.00, as well as any employment agreements relating to any such persons; (ii) all powers of attorney from HomeSmartUSA to any person or entity; (iii) the name of each person or entity authorized to borrow money or incur or guarantee indebtedness on behalf of HomeSmartUSA; (iv) all safes, vaults and safe deposit boxes maintained by or on behalf of HomeSmartUSA and the names of all persons authorized to have access thereto; and
(v) all bank and savings accounts of HomeSmartUSA and the names of all persons who are authorized signatories with respect to such accounts, the capacities in which they are authorized and the terms of their authorizations.

     4.16 Labor Relations. HomeSmartUSA has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of HomeSmartUSA presently seeking the right to enter into collective bargaining with HomeSmartUSA on behalf of any of the employees of either corporation, except as set forth on Exhibit G. HomeSmartUSA has furnished to the Company a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing and commissions policies, applicable to any of HomeSmartUSA's employees.

     4.17 Compliance with Laws. To the best knowledge of HomeSmartUSA and the Purchasers, HomeSmartUSA holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over said corporations, with respect to any part of the conduct of its businesses and corporate affairs.

     4.18 Relationships with Customers and Suppliers. No present customer or substantial supplier to HomeSmartUSA has indicated an intention to terminate or materially and adversely alter its existing business relationship with HomeSmartUSA, and the Purchaser has no reason to believe that any of HomeSmartUSA's present customers or substantial suppliers intends to do so.

     4.19 Brokerage. Neither the Purchasers nor HomeSmartUSA have any obligation to any person or entity for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement, and any person(s) having any such obligation shall indemnify and hold the other Purchaser(s), HomeSmart.com and the Company, as appropriate, harmless against any liability or expenses arising out of any such claim asserted against any such person(s) by any party.

     4.20 Investment Representation. Each of the Purchasers and HomeSmartUSA, through the Purchasers, have the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the purchase and acquisition of the HomeSmart.com Common Shares in exchange and consideration for the issuance and sale of the HomeSmartUSA Common Shares as contemplated hereby. Each of the Purchasers and HomeSmartUSA shall conduct an independent review of the business, assets, properties, books and records of the Company for the purpose of satisfying themselves as to the truth, accuracy and completeness of the representations and warranties made by the Company. Each of the Purchasers understands and acknowledges that the HomeSmart.com Common Shares to be issued, sold, assigned, transferred, conveyed and/or delivered to him, her or them in the transactions contemplated hereby will be issued, sold, assigned, transferred, conveyed and/or delivered by the Company without registration or qualification or other filings being made under the U.S. Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof each of the Purchasers represents that the HomeSmart.com Common Shares will be taken and received by him, her or them for his, her or their own account for investment, with no present intention of a distribution or disposition thereof to others. Each of the Purchasers further acknowledges and agrees that the certificate(s) representing the HomeSmart.com Common Shares issued and sold to him, her or them shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

     4.21 Disclosure. Neither this Agreement, nor any certificate, exhibit or other written document or statement, furnished to the Company by the Purchasers or HomeSmartUSA in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.


                                    ARTICLE 5
                   OBLIGATIONS OF THE COMPANY PRIOR TO CLOSING
                   -------------------------------------------

     The Company hereby covenants to and agrees with HomeSmart.com and the Purchasers that between the date hereof and the Closing:

     5.1 Access to Properties and Records.

     (a) The sole officer of the Company shall cause the Company to give to HomeSmart.com, the Purchasers and their authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of the Company and will cause the sole officer of the Company to furnish any and all data and information pertaining to the business of the Company that HomeSmart.com, the Purchasers and their authorized representatives may from time to time reasonably require.

     (b) Unless and until the transactions contemplated by this Agreement have been consummated, HomeSmart.com, the Purchasers and their representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained. Such obligation of confidentiality shall not extend to any information which is shown to have been previously (i) known to HomeSmart.com or any of the Purchasers; (ii) generally known to others engaged in the trade or business of the Company; (iii) part of public knowledge or literature; or (iv) lawfully received by HomeSmart.com, any of the Purchasers or their authorized representatives from a third party.

     5.2 Corporate Existence, Rights and Franchises. The sole officer of the Company shall take all necessary actions to cause the Company to maintain in full force and effect its corporate existence, rights, franchises and good standing. No change shall be made in the Articles of Incorporation or Bylaws of the Company.

     5.3 Conduct of Business in the Ordinary Course. The sole officer of the Company shall not permit to be done any act which would result in the breach of any of the covenants of the Company contained herein or which would cause the representations and warranties of the Company contained herein to become untrue or inaccurate as of any date subsequent to the date hereof. Without limiting the generality of the foregoing, the sole officer of the Company shall take all necessary actions to cause the Company to (i) operate its business diligently in the ordinary course of business as an ongoing concern and will use his best efforts to preserve intact the organization and operations of the Company at current levels; (ii) maintain the books, accounts and records of the Company in the usual, regular and ordinary manner on a basis consistent with past practice in recent periods;) (iii) refrain from entering into any contract, agreement, sales order, lease, capital expenditure or other commitment of a value in excess of $1,000.00, or from modifying, amending, canceling or terminating any of such contracts, agreements or other commitments presently in force, except as expressly contemplated by this Agreement, without the prior approval of HomeSmart.com and the Purchasers (which approval shall not be unreasonably withheld and which may be verbal to be followed by written confirmation); (iv) refrain from paying any bonus to the sole officer and director and from declaring or paying any dividend, or making any other distribution in respect of, or from redeeming, the HomeSmart.com Common Shares; and (v) refrain from issuing any capital stock of the Company or any other securities convertible into such capital stock.


                                    ARTICLE 6
         OBLIGATIONS OF HOMESMARTUSA AND THE PURCHASERS PRIOR TO CLOSING
         ---------------------------------------------------------------

     HomeSmartUSA and the Purchasers hereby jointly and severally covenant to and agree with the Company that between the date hereof and the Closing:

     6.1 Access to Properties and Records.

     (a) The Purchasers shall cause HomeSmartUSA to give to the Company and its authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of HomeSmartUSA, and will cause the officers of HomeSmartUSA to furnish any and all data and information pertaining to the business of HomeSmartUSA that the Company and its authorized representatives may from time to time reasonably require.

     (b) Unless and until the transactions contemplated by this Agreement have been consummated, the Company and its representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained from HomeSmartUSA or the officers of HomeSmartUSA. Such obligation of confidentiality shall not extend to any information which is shown to have been previously (i) known to the Company; (ii) generally known to others engaged in the trade or business of HomeSmartUSA; (iii) part of public knowledge or literature; or (iv) lawfully received by the Company or its authorized representatives from a third party.

     6.2 Corporate Existence, Rights and Franchises. The Purchasers shall take all necessary actions to cause HomeSmartUSA to maintain in full force and effect the corporate existence, rights, franchises and good standing of HomeSmartUSA. No change shall be made in the Articles of Incorporation, as amended, or Bylaws, as amended, of HomeSmartUSA.

     6.3 Insurance. The Purchasers shall take all necessary actions to cause HomeSmartUSA to maintain in force all of its existing insurance policies, subject only to variations in amounts required by the ordinary operation of HomeSmartUSA's business.

     6.4 Conduct of Business in the Ordinary Course. The Purchasers shall not permit to be done any act which would result in the breach of any of the covenants of the Purchasers or HomeSmartUSA contained herein or which would cause the representations and warranties of the Purchasers or HomeSmartUSA contained herein to become untrue or inaccurate as of any date subsequent to the date hereof. Without limiting the generality of the foregoing, the Purchasers shall take all necessary actions to cause HomeSmartUSA to (i) operate its business diligently in the ordinary course of business as an ongoing concern and will use their best efforts to preserve intact HomeSmartUSA's organization and operations at current levels, to retain the services of HomeSmartUSA's present employees and to preserve HomeSmartUSA's relationships with its suppliers and customers and others having business relationships with HomeSmartUSA; (ii) maintain in good operating condition, ordinary wear and tear excepted, all of HomeSmartUSA's assets and properties which are in such condition as of the date hereof; (iii) maintain the books, accounts and records of HomeSmartUSA in the usual, regular and ordinary manner on a basis consistent with past practice in recent periods; (iv) refrain from entering into any contract, agreement, sales order, lease, capital expenditure or other commitment of a value in excess of $5,000.00 (other than purchases of raw materials and sales of inventory in the ordinary course of business), or from modifying, amending, canceling or terminating any of such contracts, agreements, leases or other commitments presently in force, except as expressly contemplated by this Agreement, without the prior approval of the Company (which approval shall not be unreasonably withheld and which may be verbal to be followed by written confirmation); (v) refrain from paying any bonus to any employee, officer or director and from declaring or paying any dividend, or making any other distribution in respect of, or from redeeming, the HomeSmartUSA Common Shares; and (vi) refrain from issuing any capital stock of HomeSmartUSA or any other securities convertible into such capital stock.


                                    ARTICLE 7
                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
                  --------------------------------------------


     The respective obligations of the parties hereto to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

     7.1 Regulatory Approvals. There shall have been obtained any and all permits, approvals and qualifications of, and there shall have been made or completed all filings, proceedings and waiting periods required by, any governmental body, agency or regulatory authority which, in the reasonable opinion of counsel to the Company, HomeSmart.com and the Purchasers, are required for the consummation of the transactions contemplated hereby.

     7.2 No Action or Proceeding. No claim, action, suit, investigation or other proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith.

     7.3 Obligations of HomeSmart.com and the Purchasers. The obligations of HomeSmart.com and the Purchasers hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by HomeSmart.com and the Purchasers, jointly and not severally, in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by HomeSmart.com or the Purchasers of any other condition or of any of their rights or remedies, at law or in equity, if the Company shall be in default or breach of any of its representations, warranties or covenants under this Agreement:

     (a) HomeSmart.com and the Purchasers, severally and not jointly, shall have received copies of resolutions (certified as of the date of the Closing as being in full force and effect by the sole officer of the Company) duly adopted by the Board of Directors of the Company adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to HomeSmart.com and the Purchasers and their counsel.

     (b) The Company shall have performed the agreements and covenants required to be performed by it under this Agreement prior to the Closing, and there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of the Company since the date hereof, and the representations and warranties of the Company contained herein shall, except as contemplated or permitted by this Agreement or as qualified in a writing dated as of the Closing Date delivered by the Company to HomeSmart.com and the Purchasers, with the approval of HomeSmart.com and all of the Purchasers indicated thereon (which writing is to be attached hereto as Exhibit H), be true in all material respects on and as of the Closing Date as if made on and as of such date, and the Purchasers shall have received certificates, dated as of the Closing Date, signed by the President, who is also the Treasurer, of the Company, reasonably satisfactory to the Purchasers, to such effect.

     (c) The opinion letter of counsel to the Company in the form attached hereto as Exhibit B.

     7.4 Obligations of the Company. The obligations of the Company hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Company, in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any other condition or of any of its rights or remedies, at law or in equity, if HomeSmart.com or the Purchasers shall be in default or breach of any of their representations, warranties or covenants under this Agreement:

     (a) The Company shall have received copies of resolutions (certified as of the date of the Closing as being in full force and effect by the appropriate officer of the Company) duly adopted by the Board of Directors of HomeSmart.com adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to the Company and its counsel.

     (b) HomeSmart.com and the Purchasers shall have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, and there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of homeSmart.com since the date hereof, and the representations and warranties of HomeSmart.com and the Purchasers contained herein shall, except as contemplated or permitted by this Agreement or as qualified in a writing dated as of the Closing Date delivered by Homesmart.com and the Purchasers to the Company, with the approval of the Company indicated thereon (which writing is to be attached hereto as Exhibit I, be true in all material respects on and as of the Closing Date as if made on and as of such date, and the Company shall have received certificates, dated as of the Closing Date, signed by the chief executive officer and the chief financial officer of Homesmart.com and by each of the Purchasers, reasonably satisfactory to the Company, to such effect.

     (c) The opinion letter of counsel to the Purchasers in the form attached hereto as Exhibit C.


                                    ARTICLE 8
                      ADDITIONAL AGREEMENTS OF THE PARTIES
                      ------------------------------------

     8.1 Taxes and Expenses.
         ------------------

     (a) Except as otherwise expressly provided in subsection (b) immediately below, the Company, on the one hand, and HomeSmart.com and the Purchasers, on the other hand, shall each pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.

     (b) The Company shall pay any and all Colorado and California taxes, if any, which become due on account of the issuance, sale, and delivery of the HomeSmart.com Common Shares to the Purchasers and the sale, assignment, transfer, conveyance and delivery of the HomeSmartUSA Common Shares to the Company.

     8.2 Expiration of Representations and Warranties.
         --------------------------------------------

     (a) The representations and warranties of the Company contained herein and in any other document or instrument delivered by or on behalf of the Company, as such may be qualified in Exhibit E, shall survive the Closing and any investigations made by or on behalf of HomeSmart.com or the Purchasers prior thereto, and shall remain in full force and effect for a period of three (3) years after the date of Closing (the "Company's' Warranty Period") and thereupon expire.

     (b) The representations and warranties of HomeSmart,com and the Purchasers contained herein and in any other document or instrument delivered by or on behalf of them, as such may be qualified in Exhibit G, shall survive the Closing and any investigations made by or on behalf of the Company prior thereto, and shall remain in full force and effect for a period of three (3) years after the date of Closing (the "Purchasers' Warranty Period") and thereupon expire.

     8.3 Indemnification.
         ---------------

     (a) The Company hereby agrees to indemnify and hold the Purchasers, and each of them, harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including, without limitation, reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which the Purchasers, or any of them, may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of the Company contained herein, during the Company's Warranty Period following the Closing during which any such representation and warranty shall survive as provided herein, provided that the Purchasers comply with the following indemnification procedure:

          (i) One or more of the Purchasers shall give written notice to the Company of a claim for indemnification within the Company's Warranty Period; which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim.

          (ii) The Company shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the mutual satisfaction of the Purchasers and the Company.

          (iii) If a third party claim is asserted which might result in a claim for indemnification hereunder, all information within the Purchasers' knowledge or control relevant and material to the defense of any such claim shall promptly be made available to the Company and its authorized representatives, and the Purchasers shall otherwise cooperate with the Company in the defense of the claim. The Purchasers shall not settle or compromise any such claim without the prior written consent of the Company unless suit shall have been instituted against the Purchasers and the Company shall have failed, after reasonable notice of institution of the suit, to take control of such suit as provided below. If the Company admits in writing that it will be liable to the Purchasers with respect to the full amount and as to all material elements of a third party claim alleging damages, should the third party prevail in such suit, the Company shall have the right to assume full control of the defense of such claim. Otherwise, the Purchasers shall have and retain the right to control the defense of such claim, and the Company shall be entitled to participate in the defense of such claim only with the consent of the Purchasers.

     (b) Each of the Purchasers hereby jointly and severally agrees to indemnify and hold the Company harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including, without limitation, reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which the Company may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of the Purchasers contained herein, during the Purchasers' Warranty Period following the Closing during which any such representation and warranty shall survive as provided herein, provided that the Company complies with the following indemnification procedure:

          (i) The Company shall give written notice to the Purchasers of a claim for indemnification within the Purchasers' Warranty Period; which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim.

          (ii) The Purchasers shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the mutual satisfaction of the Company and the Purchasers.

          (iii) If a third party claim is asserted which might result in a claim for indemnification hereunder, all information within the Company's knowledge or control relevant and material to the defense of any such claim shall promptly be made available to the Purchasers and their authorized representatives, and the Company shall otherwise cooperate with the Purchasers in the defense of the claim. The Company shall not settle or compromise any such claim without the prior written consent of the Purchasers unless suit shall have been instituted against the the Company and the Purchasers shall have failed, after reasonable notice of institution of the suit, to take control of such suit as provided below. If the Purchasers admit in writing that they will be liable to the Company with respect to the full amount and as to all material elements of a third party claim alleging damages, should the third party prevail in such suit, the Purchasers shall have the right to assume full control of the defense of such claim. Otherwise, the Company shall have and retain the right to control the defense of such claim, and the Purchasers shall be entitled to participate in the defense of such claim only with the consent of the Company.


                                    ARTICLE 9
                                  MISCELLANEOUS
                                  -------------

     9.1 Other Documents. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of him, her or it for the implementation and consummation of this Agreement and the transactions herein contemplated.

     9.2 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

     9.3 Governing Law. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Colorado.

     9.4 Notices. All notices, requests or demands and other communications hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:

     (a) If to the Company, to:

         HomeSmart.com, Inc.
         4096 West Union Avenue
         Denver, Colorado  80236
         Attention:  Mr. Andrew N. Peterie, Sr., President

     (b) If to the Purchasers, to:

         HomeSmartUSA, Inc.
         2976 Alhambra Drive
         Cameron Park, California  95682
         Attention: Mr. John Wilson, President

Any party hereto may change his, her or its address by written notice to the other parties given in accordance with this Section 8.4.

     9.5 Entire Agreement. This Agreement and the exhibits attached hereto contain the entire agreement between and among the parties and supersede all prior agreements, understandings and writings between or among the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.

     9.6 No Equitable Conversion. Prior to the Closing, neither the execution of this Agreement nor the performance of any provision contained herein shall cause any party hereto to be or become liable in any respect for the operations of the business of any other party, or the condition of property owned by any other party, for compliance with any applicable laws, requirements or regulations of, or taxes, assessments or other charges now or hereafter due to, any governmental authority or for any other charges or expenses whatsoever pertaining to the conduct of the business or the ownership, title, possession, use or occupancy of any other party.

     9.7 Headings. The captions and headings used herein are for convenience only and shall not be construed as part of this Agreement.

     9.8 Attorneys' Fees. In the event of any litigation between or among the parties hereto, the non-prevailing party or parties shall pay the reasonable expenses, including but not limited to the attorneys' fees, of the prevailing party in connection therewith.

     9.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     IN WITNESS THEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first above mentioned.

THE COMPANY:

                                           HOMESMART.COM, INC.


                                           By:  /s/ Andrew N. Peterie, Sr.
                                              ---------------------------------
                                                    Andrew N. Peterie, Sr.,
                                                    President/Secretary

HOMESMARTUSA:

                                           HOMESMARTUSA, INC.


                                            By:  /s/ John Wilson
                                              ---------------------------------
                                                     John Wilson, President

THE PURCHASERS:


By:  /s/ Rico Adamo                         By:  /s/ Tim Bolin
   ------------------------------             ---------------------------------
         Rico Adamo                                  Tim Bolin


By:  /s/ Gordon and Joan Bourne             By:  /s/ John Bowen
   ------------------------------              --------------------------------
         Gordon and Joan Bourne                      John Bowen


By:  /s/ Jared Brandt                       By:  /s/ William Brody
   ------------------------------              --------------------------------
         Jared Brandt                                William Brody


By:  /s/ Rob Burriesci                      By:  /s/ John Coombs
   ------------------------------              --------------------------------
         Rob Burriesci                               John Coombs


By:  /s/ Ray Daddario                       By:  /s/ Susan Evans
   ------------------------------              --------------------------------
         Ray Daddario                                Susan Evans


By:  /s/ Jamie Farrell                      By:  /s/ Lou Getman
   ------------------------------              --------------------------------
         Jamie Farrell                               Lou Getman


By:  /s/ Paul Gienger                       By:  /s/ Dina Guillen
   ------------------------------              --------------------------------
         Paul Gienger                                Dina Guillen

Attached to and incorporated in that certain Stock Purchase and Exchange Agreement dated July 16, 1999, by and among HomeSmart.com, Inc., on the one hand, and HomeSmartUSA, Inc., and Rico Adamo, Tim Bolin, Gordon and Joan Bourne, John Bowen, Jared Brandt, William Brody, Rob Burriesci, John Coombs, Ray Daddario, Susan Evans, Jamie Farrell, Paul Gienger, Lou Getman, Dina Guillen, A.L. Hamilton, Rosalie Hamilton, John Hertle, Jim Howeson, Elise Jackson, Bill Karr, John Kuntz, Dave Leonhard, Alma Lynch, Jim Murphy, Tony Nanci, Marion Pollard, Brent Powell, Patrick Shannahan, Linda Shuls, Linda Shuls, as trustee for HomeSmart agents, Doug Spring, Mike Stafford, Bev Waters, Bruce Waters, Mike Wilcox, Brandon Wilson, John Wilson, Warren Wilson and Sharon Yofan (hereinafter referred to, collectively, as the "Purchasers"), on the other hand., on the other hand.



By:  /s/ A.L. Hamilton                      By:  /s/ Rosalie Hamilton
   ------------------------------              --------------------------------
         A.L. Hamilton                               Rosalie Hamilton


By:  /s/ John Hertle                        By:  /s/ Jim Howeson
   ------------------------------              --------------------------------
         John Hertle                                 Jim Howeson


By:  /s/ Elise Jackson                      By:  /s/ Bill Karr
   ------------------------------              --------------------------------
         Elise Jackson                               Bill Karr


By:  /s/ John Kuntz                         By:  /s/ Dave Leonhard
   ------------------------------              --------------------------------
         John Kuntz                                  Dave Leonhard


By:  /s/ Alma Lynch                         By:  /s/ Jim Murphy
   ------------------------------              --------------------------------
         Alma Lynch                                  Jim Murphy


By:  /s/ Tony Nanci                         By:  /s/ Marion Pollard
   ------------------------------              --------------------------------
         Tony Nanci                                  Marion Pollard


By:  /s/ Brent Powell                       By:  /s/ Patrick Shannahan
   ------------------------------              --------------------------------
         Brent Powell                                Patrick Shannahan


By:  /s/ Linda Shuls                        By:  /s/ Linda Shuls
   ------------------------------              --------------------------------
         Linda Shuls                                 Linda Shuls, as trustee
                                                     for HomeSmart agents


By:  /s/ Doug Spring                        By:  /s/ Mike Stafford
   ------------------------------              --------------------------------
         Doug Spring                                 Mike Stafford


By:  /s/ Bev Waters                         By:  /s/ Bruce Waters
   ------------------------------              --------------------------------
         Bev Waters                                  Bruce Waters

Attached to and incorporated in that certain Stock Purchase and Exchange Agreement dated July 16, 1999, by and among HomeSmart.com, Inc., on the one hand, and HomeSmartUSA, Inc., and Rico Adamo, Tim Bolin, Gordon and Joan Bourne, John Bowen, Jared Brandt, William Brody, Rob Burriesci, John Coombs, Ray Daddario, Susan Evans, Jamie Farrell, Paul Gienger, Lou Getman, Dina Guillen, A.L. Hamilton, Rosalie Hamilton, John Hertle, Jim Howeson, Elise Jackson, Bill Karr, John Kuntz, Dave Leonhard, Alma Lynch, Jim Murphy, Tony Nanci, Marion Pollard, Brent Powell, Patrick Shannahan, Linda Shuls, Linda Shuls, as trustee for HomeSmart agents, Doug Spring, Mike Stafford, Bev Waters, Bruce Waters, Mike Wilcox, Brandon Wilson, John Wilson, Warren Wilson and Sharon Yofan (hereinafter referred to, collectively, as the "Purchasers"), on the other hand., on the other hand.



By:  /s/ John Wilson                        By:  /s/ Warren Wilson
   ------------------------------              --------------------------------
         John Wilson                                 Warren Wilson


By:  /s/ Sharon Yofan
   ------------------------------
         Sharon Yofan